UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27200 West Agoura Road,

Calabasas, California 91301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On September 16, 2013, KYTHERA Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing its ATX-101 REFINE-1 and REFINE-2 Phase III trials met all primary and secondary endpoints. The Company will host an investor conference call at 8:00 a.m. Eastern Time on Tuesday, September 17, 2013 to discuss the Phase III clinical trial results.  Conference call information is as follows:

Conference Call Numbers - (877) 344-3890 (U.S. and Canada) or (760) 666-3770 (international) Conference ID Number - 65266554

Representatives of the Company intend to present the information in the slides attached hereto as Exhibit 99.1, which is being furnished herewith under this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slide is summary information that is intended to be considered in the context of more complete information included in the Company's filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Item 8.01                                           Other Events.

On September 16, 2013, the Company announced that its ATX-101 REFINE-1 and REFINE-2 Phase III trials met all primary and secondary endpoints. These two pivotal Phase III trials were conducted in the U.S. and Canada to compare the efficacy and safety of a 2 mg/cm2 dose of ATX-101 versus placebo for the reduction of submental fat, which commonly presents as a double chin. ATX-101 is a proprietary formulation of a purified synthetic version of deoxycholic acid, a naturally occurring molecule in the body that aids in the breakdown of dietary fat.

REFINE-1 and REFINE-2 are two identical multicenter, double-blind, randomized, placebo-controlled trials that enrolled more than 1,000 subjects with moderate to severe submental fat in 70 centers in the U.S. and Canada. Validated clinician- and patient-rating scales were used to evaluate primary efficacy endpoints, assessed 12 weeks after the last treatment.

Primary Efficacy Endpoints

REFINE-1 (Study ATX-101-11-22)

•                  70.3 percent of ATX-101 (2mg/cm2) REFINE-1 subjects demonstrated a simultaneous improvement of at least one grade from baseline on the Clinician-Reported Submental Fat Rating Scale (CR-SMFRS) and Patient-Reported Submental Fat Rating Scale (PR-SMFRS) vs. 18.7 percent in placebo (p<0.001).

•                  13.4 percent of ATX-101 (2mg/cm2) REFINE-1 subjects demonstrated a simultaneous improvement of at least two grades from baseline on the Clinician-Reported Submental Fat Rating Scale (CR-SMFRS) and Patient-Reported Submental Fat Rating Scale (PR-SMFRS) vs. 0 percent in placebo (p<0.001).

REFINE-2 (Study ATX-101-11-23)

•                  66.9 percent of ATX-101 (2mg/cm2) REFINE-2 subjects demonstrated a simultaneous improvement of at least one grade from baseline on the Clinician-Reported Submental Fat Rating Scale (CR-SMFRS) and Patient-Reported Submental Fat Rating Scale (PR-SMFRS) vs. 22.4 percent in placebo (p<0.001).

•                  18.7 percent of ATX-101 (2mg/cm2) REFINE-2 subjects demonstrated a simultaneous improvement of at least two grades from baseline on the Clinician-Reported Submental Fat Rating Scale (CR-SMFRS) and Patient-Reported Submental Fat Rating Scale (PR-SMFRS) vs. 3.2 percent in placebo (p<0.001).

Secondary Efficacy Endpoints

Additionally, an assessment of the trials’ first secondary endpoint showed 46.6 percent of REFINE-1 and 40.0 percent of REFINE-2 patients achieved a predefined, statistically significant reduction in the volume of their submental region vs. 5.4 and 5.1 percent for placebo, respectively (both p<0.001), as measured through magnetic resonance imaging (MRI).

Subjects also rated the visual and psychological impacts of submental fat using the Patient-Reported Submental Fat Impact Scale (PR-SMFIS), which assessed whether they perceived themselves to be happier, less bothered, less self-conscious, less embarrassed, younger or less overweight after treatment with ATX-101. Statistical significance was achieved for the change from baseline in PR-SMFIS with 3.63 vs. 1.14, and 3.47 vs. 1.48, for ATX-101 (2mg/cm2) and placebo for REFINE-1 and REFINE-2, respectively (p<0.001 for both). Each individual component within the PR-SMFIS also demonstrated statistical significance vs. placebo in both trials (p<0.001 for all PR-SMFIS measures).

Safety

There were no treatment-related serious adverse events. The most common adverse events, which were predominantly mild to moderate, were swelling, pain, bruising, numbness and redness. Consistent with previous studies, these adverse events were predominately transient and local to the treatment area. Less than 4 percent of subjects discontinued the study due to adverse events.

Forward-Looking Statements

To the extent that statements contained herein are not descriptions of historical facts regarding KYTHERA Biopharmaceuticals, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including that the topline results of the REFINE-1 and REFINE-2 trials for ATX-101 are indicative of the final results of the respective studies.  Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, the regulatory approval process, the development progress of our collaborative partners, our substantial dependence on ATX-101 and other matters that could affect the availability or commercial potential of our drug candidate. KYTHERA undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see KYTHERA’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and our Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01              Financial Statements and Exhibits.

                (d) Exhibits.

99.1        Company Presentation, dated September 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2013	KYTHERA BIOPHARMACEUTICALS, INC.

By:
/s/ Keith R. Leonard, Jr.
Keith R. Leonard, Jr.

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Company Presentation, dated September 17, 2013